June 15, 2017

Supplement

SUPPLEMENT DATED JUNE 15, 2017 TO THE PROSPECTUS OF
Morgan Stanley Multi Cap Growth Trust, dated March 31, 2017

Effective June 30, 2017, the second sentence of the second paragraph of the section of the Prospectus entitled "Fund Summary—Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Internal Revenue Code of 1986, as amended ("the Code"), and in each case subject to the discretion of the Adviser.

Effective June 30, 2017, the first sentence of the last paragraph of the section of the Prospectus entitled "Shareholder Information—How to Buy Shares—Minimum Investment Amounts" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser.

Effective June 30, 2017, the third sentence of the section of the Prospectus entitled "Shareholder Information—Share Class Arrangements—Class IS Shares" is hereby deleted and replaced with the following:

To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan, in each case provided that the plan trades on an omnibus level, whether or not qualified under the Code and in each case subject to the discretion of the Adviser.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

CPOCLISPROSPT